UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 12, 2022
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described below under Item 5.07, at the 2022 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Bunge Limited (the “Company”) held on May 12, 2022, the Company’s shareholders approved amendments to the Company’s Bye-laws to eliminate shareholder supermajority voting approval requirements. These amendments are further described under “Proposal 4 – Amendments to our Bye-laws to Eliminate Supermajority Approval Requirements” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2022 (the “Proxy Statement”), which description is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.07 - Submission of Matters to a Vote of Security Holders
At the Annual General Meeting, the Company’s shareholders: (1) elected the Company’s director nominees; (2) approved the advisory vote on executive compensation; (3) approved the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022 and authorized the audit committee of the Board of Directors to determine the independent auditor’s fees; and (4) approved amendments to the Company’s Bye-laws. The shareholders did not approve the shareholder proposal regarding shareholder right to act by written consent. These proposals are described in greater detail in the Company’s Proxy Statement. The results of the votes at the Annual General Meeting were as follows:
Proposal 1: Election of directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sheila Bair	102,739,058	5,031,239	553,995	6,360,983
Carol Browner	104,921,835	3,353,201	49,256	6,360,983
Paul Fribourg	106,147,576	2,113,243	63,473	6,360,983
J. Erik Fyrwald	98,076,862	10,192,898	54,532	6,360,983
Gregory Heckman	107,305,166	965,806	53,320	6,360,983
Bernardo Hees	106,570,483	1,695,834	57,975	6,360,983
Kathleen Hyle	100,613,040	6,090,226	1,621,026	6,360,983
Michael Kobori	106,199,271	845,120	1,279,901	6,360,983
Kenneth Simril	106,180,060	871,764	1,272,468	6,360,983
Henry (Jay) Winship	105,528,820	2,747,140	48,332	6,360,983
Mark Zenuk	107,264,617	1,007,787	51,888	6,360,983

The directors listed above were elected for a one-year term.

Proposal 2: Advisory vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,630,355	3,570,071	123,866	6,360,983

Proposal 3: To appoint Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2022 and to authorize the Audit Committee of the Board of Directors to determine the independent auditor's fees

Votes For	Votes Against	Abstentions
111,402,645	3,233,724	48,906

Proposal 4: Amendments to the Bunge Limited Bye-laws to eliminate shareholder supermajority approval requirements

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,070,871	166,125	87,296	6,360,983

Proposal 5: Shareholder proposal regarding shareholder right to act by written consent, if properly presented at the meeting

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,542,328	77,556,340	225,624	6,360,983

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
3.3	Bye-laws, amended and restated as of May 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary